REGISTRY OF RADIOACTIVE SEALED SOURCES AND DEVICES
SAFETY EVALUATION OF SEALED SOURCE
NO.: WA-1220-S-101-S	DATE: 17 September 2004	PAGE: 1 of 8

SOURCE TYPE:	Sealed Brachytherapy Source

MODEL:	CS-1
Lawrence CSERION Cs-131 Brachytherapy Seed
( also known as 131Cseed )

DISTRIBUTOR:	IsoRay
Suite 106
350 Hills Street
Richland, WA 99352

MANUFACTURER:	IsoRay
Suite 106
350 Hills Street
Richland, WA 99352

ISOTOPE:	MAXIMUM ACTIVITY:

Cesium-131	65 mCi (2.41 Gbq) Internal Activity
2-5 mCi Average Air Kerma Strength/Assay Activity

LEAK TEST FREQUENCY:	Not Required

PRINCIPAL USE:	(AA) Manual Brachytherapy

CUSTOM SOURCE:	____YES X NO

REGISTRY OF RADIOACTIVE SEALED SOURCES AND DEVICES
SAFETY EVALUATION OF SEALED SOURCE

NO.: WA-1220-S-101-S	DATE: 17 September 2004	PAGE: 2 of 8

SOURCE TYPE:   Sealed Brachytherapy Source

DESCRIPTION:

The IsoRay Model CS-1 brachytherapy seed is a small, cylindrical, sealed source that consists of a welded titanium capsule containing the low energy gamma (X-ray) emitting isotope, cesium-131 (T1/2 = 9.7d), adsorbed onto an internal inorganic substrate. The nominal external seed dimensions (4.5 mm length and 0.8 mm diameter) and patient-contracting material (titanium) are identical to other commercially available brachytherapy sources for radiation oncology.

The brachytherapy seed contains a cylindrical inorganic substrate onto which a thin coating of radioactive cesium-131 is applied. A 0.25 mm diameter gold wire is placed within in the central annulus of the core. The gold wire serves as an X-ray marker for radiographic visualization of individual brachytherapy source locations. The internal core materials are inserted into a tube of commercially pure, grade 2 titanium (4.3 mm long, 0.8 mm OD, 0.7 mm ID). Titanium end caps (0.8 mm diameter, 0.1 mm thick) are precision laser welded in place.

LABELING:

Because of their small size, individual brachytherapy sources do not directly exhibit identifying marking, labeling or warnings. Multiple sources will be supplied in a primary container such as a glass vial or preloaded cartridges. The primary container will be placed inside a shielded storage container. The shielded storage container will be placed inside a shipping container meeting DOT requirements for shipment of radioactive materials. Examples of labels for each of these containers appear in Figures 1 - 3. The labels will be made of durable materials that remain legible during the expected conditions of transportation and use.

DIAGRAM:

A diagram of the IsoRay Model CS-1 brachytherapy seed showing components, dimensions, and the method of sealing appears below:

REGISTRY OF RADIOACTIVE SEALED SOURCES AND DEVICES
SAFETY EVALUATION OF SEALED SOURCE

NO.: WA-1220-S-101-S	DATE: 17 September 2004	PAGE: 3 of 8

SOURCE TYPE:

   Sealed Brachytherapy Source

CONDITIONS OF NORMAL USE:

IsoRay Model CS-1 brachytherapy seeds are indicated for the treatment of malignant disease (e.g., head and neck, brain, breast, prostate, etc.) in a clinical setting and may be used in topical, interstitial, and intracavitary applications for tumors with known radiosensitivity. The seeds may be used as a primary treatment or in conjuction with other treatment modalities, such as external beam radiation therapy, chemotherapy or as treatment for residual disease after excision of primary tumors.

Seeds are typically supplied non-sterile in radiation shielded packaging. The sources are capable of withstanding autoclave conditions. Sources may be implanted using any appropriate, FDA-approved device (e.g., 18-gauge brachytherapy needle, seed applicator, tubing, etc.). Radiological protection devices should be utilized during implantation procedures. When protective barriers are not practical, (e.g., certain surgical stages), the user must rely on time and distance to minimize radiation exposure.

PROTOTYPE TESTING:

IsoRay Model CS-1 Brachytherapy Seeds were classified and subjected to environmental test conditions and stresses as defined in ISO 2919-1999, “Radiation Protection - Sealed Radioactive Sources - General Requirements and Classification.” The seeds successfully passed all of the required test conditions and are classified as ISO 99C53211, where the last five digits define the test conditions and requirements as shown in the following table. The cesium-131 isotope is classified as Group 3: Moderate Toxicity.

Test	Classification	Test Conditions
Low Temperature High Temperature	5	-40°C (20 min) w/ thermal shock to 20°C; +600° (1 hr) w/ thermal shock to 20°C
External Low Pressure External High Pressue	3	Two 5 min periods at 25 kPa absolute; Two 5 min periods at 2 Mpa absolute
Impact	2	50 g steel weight dropped from 1 meter height
Vibration	1	No Test Required
Puncture	1	No Test Required
Bending	1	No Test Required
Steam Autoclave	Optional	121°C at 29.8 psig for 20 min

REGISTRY OF RADIOACTIVE SEALED SOURCES AND DEVICES
SAFETY EVALUATION OF SEALED SOURCE
                                                                                         PAGE: 4 of 8
WA-1220-S-101-S	DATE: 17 September 2004	PAGE: 4 of 8

SOURCE TYPE:   Sealed Brachytherapy Source

EXTERNAL RADIATION LEVELS:

The radiation dose rates in air at various distances from the Model CS-1 source were calculated using a gamma dose rate constant of 0.637 cGy/hr-mCi (637 mR/hr) at 1 cm. The dose rate constant is based on Air Kerma Rate measurements of actual seeds by the National Institute for Standards and Technology and has been confirmed using Monte Carlo calculations.

Distance from the source (cm)	Dose Rate (mR/hr) Maximum activity (50 mCi)	Dose Rate (mR/hr) Typical activity (3.3 mCi)
5	1300	84
30	35	2.3
100	3.2	0.21

QUALITY ASSURANCE AND CONTROL:

Prior to distribution, the following quality control tests will be completed:

Test	Method	Acceptance Criteria
Radionuclidic Purity	Gamma Analysis	>99.9% Cs-131; <0.01% Ba-131; <0.1% Cs-132; <0.05% all other radioisotopes
Weld Inspection	Visual - w/ Magnification	Silver in color; with no cracks or holes
Leak Test	ISO 9978	≤ 0.185 kBq (≤ .005 μCi) per seed
Radioassay	Dose Calibrator	0.2 to 50.0 mCi ± 5% apparent activity
External Dimensions	Gauging	0.8mm ± 10% OD; 4.5 mm ± 10% length
Seed Assembly	Visual	No foreign material, dents, or scratches
Labeling	Visual	Information is legible, accurate and complete

IsoRay maintains a quality assurance program that is based on ISO 9001 requirements and is designed to comply with US Food and Drug Administration Quality Systems Requirements for medical devices. Elements of the quality system that are directly applicable to this brachytherapy seed are included in the application for safety evaluation of this sealed source.

REGISTRY OF RADIOACTIVE SEALED SOURCES AND DEVICES
SAFETY EVALUATION OF SEALED SOURCE

WA-1220-S-101-S	DATE: 17 September 2004	PAGE: 5 of 8

SOURCE TYPE:   Sealed Brachytherapy Source

LIMITATIONS AND OTHER CONSIDERATION OF USE:

•	The sealed sources shall be distributed only to specific licenses of the Washington State Department of Health, the U.S. Nuclear Regulatory Commission, or an Agreement State.

•
Handling, Storage, Use, Transfer and Disposal: To be determined by the licensing authority. Given that these sealed sources exhibit high surface dose rates when unshielded, these sources should be handled by experienced licensed personnel using adequate remote handling equipment and procedures.

•	Leak testing beyond that performed by the manufacturer is not required due to the short half-life (9.7 days) of Cs-131.

•	Since the seeds are non-sterile when shipped, they must be sterilized upon receipt prior to use using either steam (autoclave) or ethylene oxide (EtO). Dry heat sterilization must not be used.

•
Sources shall not be exposed to conditions that exceed the ISO 2919 classification of 99C53211. Despite excellent corrosion resistance of titanium, seeds are not to be exposed to concentrated acids or bases.

•
Licenses should observe the manufacturer’s instructions for handling and using the Cs-131 sources which are provided with each shipment of seeds. When not in use, seeds should be stored in shielded containers in a controlled area.

•	Any excess seeds must be disposed in accordance with applicable rules and regulations. Unused sources may be returned to the distributor.

•	This registration sheet and the information contained with the references shall not be changed without the written consent of the Washington State Department of Health.

SAFETY ANALYSIS SUMMARY:

Based on review of the IsoRay Model CS-1 brachytherapy sealed source, its ISO 2919/ANSI N43.6/ANSI N44.1 classification, and the information and test data cited below, we conclude that the IsoRay Model CS-1 sealed source is acceptable for licensing purposes.

Furthermore, we conclude that this source should maintain its integrity under normal conditions of use and accidental conditions which might occur during uses specified in this certificate.

REGISTRY OF RADIOACTIVE SEALED SOURCES AND DEVICES
SAFETY EVALUATION OF SEALED SOURCE

WA-1220-S-101-S	DATE: 17 September 2004	PAGE: 6 of 8

SOURCE TYPE:   Sealed Brachytherapy Source

REFERENCES:

This Certificate of Registration is based on information contained in the following supporting documents which are hereby incorporated by reference and made a part of this registry document:

•	Application for Safety Evaluation and Registration of IsoRay Model CS-1 Brachytherapy Sealed Source, dated May 20, 2004.

•	Letter and attachment dated 24 August 2004.

ISSUING AGENCY: Washington State Department of Health, Office of Radiation Protection     Box 47827, Olympia, Washington 98504 360-236-3220.

Date: 17 Sept 04	REVIEWED BY: /s/ ACL
for C. DeMaris

Date: 23 September 04	CONCURRENCE: /s/ A. Grumbles
A Grumbles

REGISTRY OF RADIOACTIVE SEALED SOURCES AND DEVICES
SAFETY EVALUATION OF SEALED SOURCE

WA-1220-S-101-S	DATE: 17 September 2004	PAGE: 7 of 8

SOURCE TYPE:   Sealed Brachytherapy Source

Cs-131 Brachytherapy Seed Model CS-1
IsoRay, Richland, WA 99352 USA
Lot Number:
Assay Date:
Number of Sources:
Total Activity: mCi
NON-STERILE
Caution: Cesium-131 Radioactive Material

Figure 1. Example of primary seed container labeling

Cs-131 Brachytherapy Seed Model CS-1
Manufactured By: IsoRay, Inc. 350 Hills Street, Suite 106 Richland, WA 99352 USA Phone: 509-375-1202	Certificate Number:
Lot Number:
	Number of Seeds: ________________	Reference Date: ______________	Implant Date: ___________
Total Apparent Activity (mCi):
Total Air Kerma μGy m2 h-1 (U):
Midpoint Apparent Activity (mCi):
Caution: Federal law restricts this device to sale by or on the order of a physician.	Midpoint Air Kerma μGy m2 h-1 (U):
Patient Name or ID:
Caution: Radioactive Material Cesium -131	Physician Name:
	SINGLE USE ONLY	WARNING: NON-STERILE

Figure 2. Example of shielded storage container labeling

REGISTRY OF RADIOACTIVE SEALED SOURCES AND DEVICES
SAFETY EVALUATION OF SEALED SOURCE

WA-1220-S-101-S	DATE: 17 September 2004	PAGE: 8 of 8

SOURCE TYPE:   Sealed Brachytherapy Source

CAUTION: RADIOACTIVE MATERIAL	CAUTION Radioactive Materials
READ THE WARNINGS AND PRECAUTIONS SECTION OF THE PACKAGE INSERT SHEET ENCLOSED WITH THIS PACKAGE BEFORE HANDLING THIS CONTAINER OR CONTENTS

Figure 3. Example of package insert warning label